NUVEEN CORE PLUS BOND FUND

SUPPLEMENT DATED MARCH 1, 2013

TO THE PROSPECTUS DATED OCTOBER 31, 2012

Effective March 1, 2013, the section titled “Fund Summaries—Nuveen Core Plus Bond Fund—Principal Investment Strategies” will be deleted in its entirety and replaced with the following:

Under normal market conditions, the Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in bonds, such as:

•	U.S. government securities (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), including zero coupon securities.
•	residential and commercial mortgage-backed securities.
•	asset-backed securities.
•	corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations.

Up to 20% of the Fund’s total assets may be invested in securities rated lower than investment grade or unrated securities of comparable quality as determined by the Fund’s sub-adviser (securities commonly referred to as “high yield” or “junk bonds”). The Fund will not invest in securities rated lower than CCC at the time of purchase or in unrated securities of equivalent quality.

The Fund may invest up to 35% of its total assets in debt obligations of foreign corporations and foreign governments. However, no more than 10% of the Fund’s total assets may be invested in debt obligations of corporations and governments that are located in emerging market countries. A country is considered to have an “emerging market” if it has a relatively low gross national product per capita compared to the world’s major economies, and the potential for rapid economic growth, provided that no issuer included in the Fund’s current benchmark index will be considered to be located in an emerging market country.

Up to 10% of the Fund’s total assets may have non-U.S. dollar currency exposure from non-U.S. dollar denominated securities and currency derivatives, calculated on an absolute notional basis (i.e., adding together the absolute value of net long and net short exposures to non-U.S. dollar currencies).

The Fund’s sub-adviser selects securities using a “top-down” approach, which begins with the formulation of the sub-adviser’s general economic outlook. Following this, various sectors and industries are analyzed and selected for investment. Finally, the sub-adviser selects individual securities within these sectors or industries.

The Fund invests primarily in bonds rated investment grade at the time of purchase by a nationally recognized statistical rating organization or in unrated securities of comparable quality. As noted above, however, up to 20% of the Fund’s total assets may be invested in securities that are rated lower than investment grade at the time of purchase or that are unrated and of comparable quality. Quality determinations regarding unrated securities will be made by the Fund’s sub-adviser. If the rating of a security is reduced or the credit quality of an unrated security declines after purchase, the Fund is not required to sell the security, but may consider doing so. Unrated securities will not exceed 25% of the Fund’s total assets.

Under normal market conditions the Fund attempts to maintain a weighted average effective maturity for its portfolio securities of fifteen years or less and an average effective duration of three to eight years. The Fund’s weighted average effective maturity and average effective duration are measures of how the Fund may react to interest rate changes.

To generate additional income, the Fund may invest up to 25% of its total assets in dollar roll transactions. In a dollar roll transaction, the Fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date.

The Fund may utilize the following derivatives: options; futures contracts; options on futures contracts; interest rate caps, collars, and floors; foreign currency contracts; options on foreign currencies; swap agreements, including swap agreements on interest rates, currency rates, security indexes and specific securities, and credit default swap agreements; and options on the foregoing types of swap agreements. The Fund may enter into standardized derivatives contracts traded on domestic or foreign securities exchanges, boards of trade, or similar entities, and non-standardized derivatives contracts traded in the over-the-counter (“OTC”) market. The Fund may use these derivatives in an attempt to manage market risk, currency risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the Fund’s portfolio or for speculative purposes in an effort to increase the Fund’s yield or to enhance returns. The Fund may also use derivatives to gain exposure to non-dollar denominated securities markets to the extent it does not do so through direct investments. The use of a derivative is speculative if the Fund is primarily seeking to enhance returns, rather than offset the risk of other positions. The Fund may not use any derivative to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.

In addition, the first sentence of the section titled “How We Manage Your Money–What the Risks Are–Principal Risks–High yield securities risk” will be deleted in its entirety and replaced with the following:

High yield securities risk: A significant portion of the portfolio of Nuveen High Income Bond Fund, and up to 20% of the total assets of Nuveen Core Plus Bond Fund and Nuveen Short Term Bond Fund, 10% of the net assets of Nuveen Inflation Protected Securities Fund, and 50% of the total assets of Nuveen Strategic Income Fund, may consist of lower-rated corporate debt obligations, which are commonly referred to as “high yield” securities or “junk bonds.”

PLEASE KEEP THIS WITH YOUR PROSPECTUS

FOR FUTURE REFERENCE

MGN-FCBP-0313P

NUVEEN CORE PLUS BOND FUND

SUPPLEMENT DATED MARCH 1, 2013

TO THE STATEMENT OF ADDITIONAL INFORMATION DATED OCTOBER 31, 2012

Effective March 1, 2013, the first and second paragraphs of the section titled “Investment Policies and Techniques—Foreign Securities—General” will be deleted in their entirety and replaced with the following:

Nuveen Core Plus Bond Fund, Nuveen High Income Bond Fund, Nuveen Inflation Protected Securities Fund, Nuveen Intermediate Term Bond Fund, Nuveen Short Term Bond Fund, and Nuveen Strategic Income Fund may invest in foreign securities as a principal investment strategy.

Each of such Funds may invest in foreign securities payable in U.S. dollars. These securities may include securities issued or guaranteed by (i) the Government of Canada, any Canadian Province or any instrumentality and political subdivision thereof; (ii) any other foreign government agency or instrumentality; (iii) foreign subsidiaries of U.S. corporations and (iv) foreign issuers having total capital and surplus at the time of investment of at least $1 billion. In addition, Nuveen Inflation Protected Securities Fund, Nuveen Strategic Income Fund, Nuveen Core Plus Bond Fund and Nuveen Short Term Bond Fund may invest in non-dollar denominated foreign securities.

PLEASE KEEP THIS WITH YOUR STATEMENT OF ADDITIONAL INFORMATION

FOR FUTURE REFERENCE

MGN-CBSAI-0313P